VOTING AGREEMENT

                  VOTING AGREEMENT, dated as of _____________ __, 1996 (this "Agreement"), between MICHAEL A. LEVEN ("Leven") and NEAL K. ARONSON ("Aronson").

                  WHEREAS, as of the date hereof, Aronson owns 942,440 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), and 1,509,453 Class B Common Stock, par value $0.01 per share, of U.S. Franchise Systems, Inc. (the "Company").

                  WHEREAS, in connection with the Company's proposed initial public offering, and at the request of the Underwriters of such offering, Aronson has agreed to enter into this Agreement with respect to 111,347 shares of Class A Common Stock and 311,007 shares of Class B Common Stock now owned by Aronson (the "Shares").

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                VOTING AND PROXY

                  Section 1.1 Voting Agreement. Aronson hereby agrees that during the time this Agreement is in effect, at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, Aronson shall vote the Shares as directed by Leven, and, to effectuate such agreement, to grant to Leven a proxy to vote the Shares ("Proxy").

                  Section 1.2 Proxy. Attached hereto as Exhibit A is a proxy, which is coupled with an interest, granted by Aronson to Leven to carry out
Section 1.1.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF ARONSON AND LEVEN

                  Aronson hereby represents and warrants to Leven as follows:

                  Section 2.1 Authority Relative to This Agreement. Aronson has all necessary power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by


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Aronson and, assuming the due authorization, execution and delivery by Leven, constitutes a legal, valid and binding obligation of Aronson, enforceable against Aronson in accordance with its terms except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.

                  Section 2.2 No Conflict. (a) The execution and delivery of this Agreement by Aronson does not, and the performance of this Agreement by Aronson shall not, (i) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Aronson or by which the Shares are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse or time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Aronson is a party or by which Aronson or the Shares are bound or affected.

                           (b) The execution and delivery of this Agreement by
Aronson does not, and the performance of this Agreement by Aronson shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, under the federal securities laws.

                  Section 2.3 Title to the Shares. As of the date hereof, Aronson is the record and beneficial owner of the Shares. The Shares are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreement, limitations on Aronson's voting rights, charges and other encumbrances of any nature whatsoever, except as contemplated by that certain Amended and Restated Employee Stock Purchase Agreement, originally dated as of September 29, 1995, between Aronson and the Company. Except with respect to the Proxy, the Stockholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares.

                                   ARTICLE III

                              COVENANTS OF ARONSON

                  Section 3.1 No Inconsistent Agreement. Aronson hereby agrees that, except as contemplated by this Agreement, Aronson shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Shares that is inconsistent with this Agreement.


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                                                                               3

                                   ARTICLE IV

                                  MISCELLANEOUS

                  Section 4.1 Termination. This Agreement shall terminate on the earlier of (a) the fifth anniversary hereof or (b) the transfer of the Shares to a person that is not an "affiliate" of Aronson (as determined under the Securities Exchange Act of 1934 and the rules promulgated thereunder), unless earlier terminated in writing by the parties hereto.

                  Section 4.2 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  Section 4.3 Entire Agreement. This Agreement and the Proxy constitute the entire agreement between Aronson and Leven with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, between Aronson and Leven with respect to the subject matter hereof and thereof.

                  Section 4.4 Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  Section 4.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

                  Section 4.6 Assignability. This Agreement may not be assigned by either party without the prior written consent of the other party.


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                                                                               4

                  IN WITNESS WHEREOF, Leven and Aronson have executed this Agreement on the date hereof.



                                            ------------------------------------
                                            Michael A. Leven



                                            ------------------------------------
                                            Neal K. Aronson


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                                    EXHIBIT A

                                IRREVOCABLE PROXY

                  The undersigned hereby appoints MICHAEL A. LEVEN or any nominee of MR. LEVEN, with full power of substitution (the "Proxy Holder"), as proxy for the undersigned, to vote 111,347 shares of Class A Common Stock, par value $0.01 per share, and 311,007 shares of Class B Common Stock, par value $0.01 per share, of U.S. Franchise Systems, Inc., a Delaware corporation (the "Corporation") of the undersigned (such number of shares to be automatically reduced by the number of any such shares sold by the undersigned after the date hereof) (the "Shares"), for and in the name, place and stead of the undersigned at any annual or special meeting of stockholders of the Corporation, and any adjournment(s) thereof in any manner as such Proxy Holder sees fit, and to execute written consents in lieu of any such meeting, until the earlier of (a) the fifth anniversary hereof, (b) the transfer of the Shares to a person who is not an "Affiliate" of the undersigned (within the meaning of the Securities Exchange Act of 1934, as amended) (but only with respect to the number of Shares so transferred) and (c) the earlier termination hereof by Aronson.

                  This proxy is being granted in connection with the execution of a Voting Agreement, dated the date hereof, between the undersigned and Mr. Leven.

Dated:  ______________ __, 1996

                                            ------------------------------------
                                            Neal K. Aronson